Exhibit 99.1

Volkswagen Auto Lease Trust 2005-A MONTHLY SERVICER CERTIFICATE For the collection period ended 7-30-2005	Input	PAGE 1

A.	DATES	Begin	End	# days

1	Determination Date		8/18/2005
2	Payment Date		8/22/2005
3	Collection Period	6/26/2005	7/30/2005	35
4	Monthly Interest Period - Actual	7/20/2005	8/21/2005	33
5	Monthly Interest - Scheduled			30

B.	SUMMARY

				Principal Payment
		Initial Balance	Beginning Balance	1st Priority	Regular	Ending Balance	Note Factor
6	Class A-1 Notes	425,000,000.00	212,770,845.59	—	48,815,866.55	163,954,979.04	0.3857764
7	Class A-2 Notes	420,000,000.00	420,000,000.00	—	—	420,000,000.00	1.0000000
8	Class A-3 Notes	485,000,000.00	485,000,000.00	—	—	485,000,000.00	1.0000000
9	Class A-4 Notes	170,000,000.00	170,000,000.00	—	—	170,000,000.00	1.0000000
10	Certificates	185,393,258.00	185,393,258.00	—	—	185,393,258.00	1.0000000

11	Equals: Total Securities	$1,685,393,258.00	$1,473,164,103.59	$—	$48,815,866.55	$1,424,348,237.04

12	Total Securitization Value	$1,685,393,258.00	$1,506,871,969.59			$1,458,056,103.04

				Per $1000	Principal& Interest	Per $1000
		Coupon Rate	Interest Pmt Due	Face Amount	Payment Due	Face Amount
13	Class A-1 Notes	2.9850%	582,194.23	2.7362500	49,398,060.78	232.1655518
14	Class A-2 Notes	3.5200%	1,232,000.00	2.9333333	1,232,000.00	2.9333333
15	Class A-3 Notes	3.8200%	1,543,916.67	3.1833333	1,543,916.67	3.1833333
16	Class A-4 Notes	3.9400%	558,166.67	3.2833333	558,166.67	3.2833333

	Equals: Total Securities		3,916,277.56		52,732,144.11

C.	COLLECTIONS AND AVAILABLE FUNDS

17	Lease Payments Received	33,878,026.56
18	Sales Proceeds - Early Terminations	16,391,808.09
19	Sales Proceeds - Scheduled Terminations	7,661,252.27
20	Security Deposits for Terminated Accounts	73,700.00
21	Excess Wear and Tear Received	48,665.22
22	Excess Mileage Charges Received	131,909.74
23	Other Recoveries Received	95,755.70

24	Subtotal: Total Collections	58,281,117.58

25	Repurchase Payments	—
26	Postmaturity Term Extension	1,312,428.70
27	Investment Earnings on Collection Account	137,487.36

28	Total Available Funds, prior to Servicer Advances	59,731,033.64

29	Servicer Advance	—

30	Total Available Funds	59,731,033.64
31	Reserve Account Draw	—
32	Available for Distribution	59,731,033.64

D.	DISTRIBUTIONS

33	Payment Date Advance Reimbursement (Item 77)		—
34	Servicing Fee (Servicing and Administrative Fees paid pro rata):
35	Servicing Fee Shortfall from Prior Periods		—
36	Servicing Fee Due in Current Period		1,255,726.64
37	Servicing Fee Shortfall		—
38	Administration Fee (Servicing and Administrative Fees paid pro rata):
39	Administration Fee Shortfall from Prior Periods		—
40	Administration Fee Due in Current Period		5,000.00
41	Administration Fee Shortfall		—
42	Interest Paid to Noteholders		3,916,277.56
43	First Priority Principal Distribution Amount		—
44	Amount Paid to Reserve Account to Reach Specified Balance		—
45	Subtotal: Remaining Available Funds	54,554,029.44
46	Regular Principal Distribution Amount	48,815,866.55
47	Regular Principal Paid to Noteholders (lesser of Item 45 and Item 46)		48,815,866.55
48	Other Amounts paid to Trustees		—

49	Remaining Available Funds		5,738,162.89

Volkswagen Auto Lease Trust 2005-A MONTHLY SERVICER CERTIFICATE For the collection period ended 7-30-2005	PAGE 2

E.	CALCULATIONS

50	Calculation of First Priority Principal Distribution Amount:
51	Outstanding Principal Amount of the Notes (Beg. of Collection Period)	1,287,770,845.59
52	Less: Aggregate Securitization Value (End of Collection Period)	(1,458,056,103.04)

53	First Priority Principal Distribution Amount (not less than zero)	—

54	Calculation of Regular Principal Distribution Amount:
55	Outstanding Principal Amount of the Notes (Beg. of Collection Period)	1,287,770,845.59
56	Less: First Priority Principal Distribution Amount	—
57	Less: Targeted Note Balance	(1,238,954,979.04)

58	Regular Principal Distribution Amount	48,815,866.55

59	Calculation of Targeted Note Balance:
60	Aggregate Securitization Value (End of Collection Period)	1,458,056,103.04
61	Less: Targeted Overcollateralization Amount (13% of Initial Securitization Value)	(219,101,124.00)

62	Targeted Note Balance	1,238,954,979.04

63	Calculation of Servicer Advance:
64	Available Funds, prior to Servicer Advances (Item 28)	59,731,033.64
65	Less: Payment Date Advance Reimbursement (Item 77)	—
66	Less: Servicing Fees Paid (Items 35, 36 and 37)	1,255,726.64
67	Less: Administration Fees Paid (Items 38, 39 and 40)	5,000.00
68	Less: Interest Paid to Noteholders (Item 42)	3,916,277.56
69	Less: 1st Priority Principal Distribution (Item 43)	—

70	Equals: Remaining Available Funds before Servicer Advance (If < 0, Available Funds Shortfall)	54,554,029.44
71	Monthly Lease Payments Due on Included Units but not received (N/A if Item 70 > 0)	N/A

72	Servicer Advance (If Item 70 < 0, lesser of Item 71 and absolute value of Item 70, else 0))	—
73	Total Available Funds after Servicer Advance (Item 70 plus Item 72)	54,554,029.44
74	Reserve Account Draw Amount (If Item 73 is < 0, Lesser of the Reserve Account Balance and Item 73)	—

75	Reconciliation of Servicer Advance:
76	Beginning Balance of Servicer Advance	—
77	Payment Date Advance Reimbursement	—
78	Additional Payment Advances for current period	—

79	Ending Balance of Payment Advance	—

F.	RESERVE ACCOUNT

80	Reserve Account Balances:
81	Specified Reserve Account Balance (1% of Initial Securitized Value)		16,853,932.58
82	Initial Reserve Account Balance		16,853,932.58
83	Beginning Reserve Account Balance		16,853,932.58
84	Plus: Net Investment Income for the Collection Period		45,717.44

85	Subtotal: Reserve Fund Available for Distribution		16,899,650.02
86	Plus: Deposit of Excess Available Funds to reach Specified Balance (Item 44)		—
87	Less: Reserve Account Draw Amount (Item 74)		—

88	Subtotal Reserve Account Balance		16,899,650.02
89	Less: Excess Reserve Account Funds to Transferor (If Item 88 > Item 81)		45,717.44

90	Equals: Ending Reserve Account Balance		16,853,932.58

91	Change in Reserve Account Balance from Immediately Preceding Payment Date		—

92	Current Period Net Residual Losses:	Units	Amounts
93	Aggregate Securitization Value for Scheduled Terminated Units	466	8,588,666.30
94a	Less: Aggregate Sales Proceeds for Current Month Scheduled Terminated Units		(7,697,252.27)
94b	Less: Aggregate Sales Proceeds & Recoveries for Prior Month Scheduled Terminated Units		(3,731.00)
95	Less: Excess Wear and Tear Received		(48,665.22)
96	Less: Excess Mileage Received		(131,909.74)

97	Current Period Net Residual Losses/(Gains)	466	707,108.07

98	Cumulative Net Residual Losses:
99	Beginning Cumulative Net Residual Losses	220	117,879.32
100	Current Period Net Residual Losses (Item 97)	466	707,108.07

101	Ending Cumulative Net Residual Losses	686	824,987.39

102	Cumulative Net Residual Losses/(Gains) as a % of Aggregate Initial Securitization Value		0.05%

Volkswagen Auto Lease Trust 2005-A MONTHLY SERVICER CERTIFICATE For the collection period ended 7-30-2005	PAGE 3

G.	POOL STATISTICS

103	Collateral Pool Balance Data		Initial	Current

104	Initial Aggregate Securitization Value		1,685,393,258	1,458,056,103
105	Number of Current Contracts		72,157	67,907
106	Weighted Average Lease Rate		3.59%	3.52%
107	Average Remaining Term		27.48	20.21
108	Average Original Term		42.98	42.95
109	Monthly Prepayment Speed			90.24%
		Units	Book Amount	Securitization Value

110	Pool Balance - Beginning of Period	69,249	1,654,413,563	1,506,871,970
111	Depreciation/Payments		(23,849,926)	(22,844,587)
112	Gross Credit Losses	(31)	(621,687)	(633,710)
113	Early Terminations	(773)	(16,533,065)	(15,436,475)
114	Scheduled Terminations	(466)	(9,057,706)	(8,588,666)
115	Repurchase/Reallocation	(72)	(1,410,595)	(1,312,429)

116	Pool Balance - End of Period	67,907	1,602,940,584	1,458,056,103

117	Delinquencies Aging Profile - End of Period	Units	Securitization Value	Percentage

118	Current	67,065	1,442,000,833	98.90%
119	31 - 90 Days Delinquent	750	14,113,695	0.97%
120	90+ Days Delinquent	92	1,941,575	0.13%

121	Total	67,907	1,458,056,103	100.0%

122	Credit Losses:		Units	Amounts

123	Aggregate Securitization Value on charged-off units		31	633,710
124	Aggregate Liquidation Proceeds on charged-off units			(371,372)
125	Recoveries on charged-off units			(346)

126	Current Period Aggregate Net Credit Losses/(Gains)		31	261,992

127	Cumulative Net Credit Losses:
128	Beginning Cumulative Net Credit Losses		89	626,072
129	Current Period Net Credit Losses (Item 119)		31	261,992

130	Ending Cumulative Net Credit Losses		120	888,064

131	Cumulative Net Credit Losses/(Gains) as a % of Aggregate Initial Securitization Value			0.05%

Volkswagen Auto Lease Trust 2005-A MONTHLY SERVICER CERTIFICATE For the collection period ended 7-30-2005	PAGE 4

SCHEDULED REDUCTION IN AGGREGATE SECURITIZATION VALUE

Scheduled
Payment Date	Reduction (1)
09/20/2005	42,266,268
10/20/2005	44,299,569
11/20/2005	46,315,453
12/20/2005	42,066,161
01/20/2006	38,606,193
02/20/2006	36,557,339
03/20/2006	34,435,508
04/20/2006	38,209,539
05/20/2006	34,505,037
06/20/2006	30,841,022
07/20/2006	32,997,739
08/20/2006	48,395,125
09/20/2006	49,189,044
10/20/2006	49,728,390
11/20/2006	49,756,717
12/20/2006	50,492,506
01/20/2007	50,803,330
02/20/2007	42,487,494
03/20/2007	34,580,077
04/20/2007	35,604,848
05/20/2007	34,674,085
06/20/2007	27,651,725
07/20/2007	29,653,603
08/20/2007	34,526,430
09/20/2007	36,318,904
10/20/2007	41,302,860
11/20/2007	34,726,038
12/20/2007	32,087,439
01/20/2008	28,628,000
02/20/2008	22,715,856
03/20/2008	35,210,447
04/20/2008	46,660,708
05/20/2008	27,986,219
06/20/2008	33,343,117
07/20/2008	34,309,164
08/20/2008	24,001,937
09/20/2008	21,948,680
10/20/2008	20,967,113
11/20/2008	15,429,678
12/20/2008	21,948,008
01/20/2009	16,485,459
02/20/2009	1,010,395
03/20/2009	247,093
04/20/2009	221,361
05/20/2009	188,678
06/20/2009	210,930
07/20/2009	243,261
08/20/2009	269,140
09/20/2009	292,341
10/20/2009	564,307
11/20/2009	725,045
12/20/2009	946,844
01/20/2010	413,388
02/20/2010	9,638
03/20/2010	424
04/20/2010	427
Total:	1,458,056,013

(1)	This column represents the monthly reduction in the Aggregate Securitization Value, assuming
(a) each collection period is a calendar month rather than a fiscal month,
(b) timely receipt of all monthly rental payments and sales proceeds,
(c) no credit or residual losses and
(d) no prepayments (including defaults, purchase option exercises or other early lease terminations).
Actual cash flows are likely to vary from these amounts.